Exhibit 10.28

                          , 2003

Philadelphia Brokerage Corporation

992 Old Eagle School Road

Suite 915

Wayne, PA 19087

Re:          Proposed Offering of Common Stock by VendingData Corporation

Dear Sirs:

The undersigned, a stockholder and an executive officer and/or director of VendingData Corporation, a Nevada corporation (the “Company”), understands that Philadelphia Brokerage Corporation (“PBC”) proposes to act as placement agent for the Company in connection with the Company’s public offering of shares (the “Securities”) of the Company’s common stock, par value $.001 per share (the “Common Stock”).  In recognition of the benefit that such an offering will confer upon the undersigned as a stockholder and an officer and director of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with PBC that, during a period of 180 days from the effective date of the registration statement relating to the offer and sale of the Securities, the undersigned will not, without the prior written consent of PBC, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, lend or otherwise dispose of or transfer any shares of the Common Stock, or any securities convertible into or exchangeable or exercisable for or repayable with Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of Common Stock or any securities convertible into or exchangeable for Common Stock, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise.  Notwithstanding the foregoing, the undersigned shall be free to (A) dispose of shares of Common Stock by delivering such shares to the Company as payment for some or all of (i) the exercise price of any option to purchase Common Stock granted by the Company to the undersigned and (ii) the undersigned’s income tax withholding obligation in connection with any such option, (B) transfer shares of Common Stock or rights to acquire or other rights with respect to Common Stock to another person as a bona fide gift, provided that the person receiving the transfer agrees to be bound by the transfer restrictions herein, (C) transfer shares of Common Stock or rights to acquire or other rights with respect to Common Stock, for estate planning purposes, to family members of the undersigned or to trusts or other entities for the benefit of family members of the undersigned, provided that the person or entity receiving the transfer agrees to be bound by the transfer restrictions herein, and (D) pledge shares of Common Stock as security for borrowings under any loan agreements in effect as of the date hereof (including any continuing obligation by the undersigned to increase the number of shares pledged in the event the stock price of the Company decreases), provided that such obligations do not mature in the ordinary course prior to a default 180 days from the effective date of the registration statement relating to the offer and sale of the Securities.

Very truly yours,

Signature:

Print Name:
Title:

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